SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Rule 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
October 23, 2018

Zymeworks Inc.
(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-38068	47-2569713
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 540, 1385 West 8th Avenue, Vancouver, British Columbia, Canada		V6H 3V9
(Address of principal executive offices)		(Zip Code)

(604) 678-1388
(Registrant’s telephone number, including area code)

Not Applicable
(Former name of former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 23, 2018, Zymeworks Inc. (“Zymeworks”) entered into a research and license agreement (the “Agreement”) with LEO Pharma A/S (“LEO Pharma”) pursuant to which the companies will collaborate on the discovery of monospecific antibodies to develop bispecific therapeutics targeting cytokine-receptor pathways using Zymeworks’ antibody discovery capabilities and its proprietary AzymetricTM and EFECTTM platforms. As further described below, pursuant to the Agreement, LEO Pharma will have exclusive rights to develop and commercialize two bispecific antibody candidates (the “Antibodies”) for application in dermatology indications and Zymeworks will retain the rights to develop antibodies targeting cytokine-receptor pathways in any non-dermatology indications.

Under the terms of the Agreement, Zymeworks granted LEO Pharma (i) a non-exclusive, worldwide, royalty-free, research and development license to research and develop the Antibodies; and (ii) an exclusive license to commercialize the Antibodies for dermatology applications. In addition, LEO Pharma granted to Zymeworks a non-exclusive, worldwide, royalty-free research and development license allowing Zymeworks to perform certain research and development activities and a non-exclusive license to use certain intellectual property to develop and commercialize antibodies targeting cytokine-receptor pathways in any non-dermatology indications. Pursuant to the Agreement, Zymeworks will receive an upfront payment as a technology access fee of $5.0 million and research funding payments. Zymeworks is additionally eligible to receive: (i) for the first therapeutic candidate, preclinical and development milestone payments totaling up to $74.0 million and commercial milestone payments of up to $157.0 million together with tiered royalties of up to 20% on future sales in the United States and up to high single-digits for future sales outside of the United States; and (ii) for the second therapeutic candidate, preclinical and development milestone payments of up to $86.5 million and commercial milestone payments of up to $157.0 million, together with tiered royalties up to low double-digits on future sales worldwide. The royalty term is, on a product-by-product and country-by-country basis, either (i) for as long as there is patent coverage on products, or (ii) for 10 years beginning from the first commercial sale, whichever period is longer. In addition to the royalties and milestones payable to Zymeworks, LEO Pharma is eligible to receive commercial milestone payments and single-digit royalties on any future sales of Zymeworks antibodies incorporating certain intellectual property arising from the collaboration. Such royalties are payable on a product-by-product and country-by-country basis, for 10 years, beginning from the first commercial sale. No development or commercial milestone payments or royalties have been received or paid by Zymeworks to date.

The Agreement contains customary termination rights for LEO Pharma and Zymeworks, including the right for LEO Pharma to terminate its rights to Zymeworks’ therapeutic platforms in its sole discretion with advance notice to Zymeworks. The Agreement shall terminate, with respect to LEO Pharma’s licenses, on a product-by-product basis, with the expiration of the last-to-expire royalty term for the respective product.

The foregoing description of the Agreement is only a summary and is qualified in its entirety by reference to the Agreement, which is filed as exhibit 99.1 to this Form 8-K (“Exhibit 99.1”). Portions of Exhibit 99.1 are subject to a FOIA Confidential Treatment Request to the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Cautionary Note Regarding Forward-Looking Statements

This current report on Form 8-K includes “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements in this current report on Form 8-K include statements that relate to Zymeworks’ potential future milestone payments and royalties, the payment of future fees, any potential future product sales, proposed research and development activities to be conducted by Zymeworks or LEO Pharma and other information that is not historical information. When used herein, words such as “believe”, “may”, “plan”, “shall”, “will”, “estimate”, “continue”, “anticipate”, “potential”, “intend”, “expect” and similar expressions are intended to identify forward-looking statements. In addition, any statements or information that refer to expectations, beliefs, plans, projections, objectives, performance or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking. All forward-looking statements are based upon Zymeworks’ current expectations and various assumptions, Zymeworks believes there is a reasonable basis for its expectations and beliefs, but they are inherently uncertain. Zymeworks may not realize its expectations, and its beliefs may not prove correct. Actual results could differ materially from those described or implied by such forward-looking statements as a result of various factors, including, without limitation, market conditions and the factors described under “Risk Factors” in Zymeworks’ Quarterly Report on Form 10-Q for the three months ended June 30, 2018 (a copy of which may be obtained at www.sec.gov and www.sedar.com). Consequently, forward-looking statements should be regarded solely as Zymeworks’ current plans, estimates and beliefs. Investors should not place undue reliance on forward-looking statements. Zymeworks cannot guarantee future results, events, levels of activity, performance or achievements. Zymeworks does not undertake and specifically declines any obligation to update, republish or revise any forward-looking statements to reflect new information, future events or circumstances or to reflect the occurrences of unanticipated events, except as may be required by law.

ITEM 8.01	OTHER EVENTS

The following information is filed pursuant to Item 8.01, “Other Events.”

On October 23, 2018, Zymeworks issued a press release announcing the Agreement, which was filed with the Canadian securities regulatory authorities in Canada on the System for Electronic Document Analysis and Retrieval (“SEDAR”) at www.sedar.com. Additionally, on October 26, 2018, Zymeworks filed a material change report regarding the Agreement with the Canadian securities regulatory authorities on SEDAR at www.sedar.com. Copies of this press release and material change report are respectively filed as exhibits 99.2 and 99.3 hereto.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description
99.1	Research and License Agreement between Zymeworks Inc. and LEO Pharma A/S, dated October 23, 2018†
99.2	Press Release issued jointly by Zymeworks Inc. and LEO Pharma A/S on October 23, 2018
99.3	Material Change Report dated October 26, 2018

†
Confidential portions of this exhibit have been redacted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request in accordance with Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ZYMEWORKS INC.
(Registrant)

Date: October 26, 2018	By:	/s/ Neil Klompas
	Name:	Neil Klompas
	Title:	Chief Financial Officer